Exhibit 10.37

September 29, 2003

Mr. James Hightower

Vivendi Universal Entertainment LLLP

1000 Universal Studios Plaza

Orlando, Florida 32819

Dear Mr. Hightower:

Reference is made to the employment agreement between you and Universal Studios, Inc. (“Universal”), as assumed by Vivendi Universal Entertainment LLLP (“VUE” or the “Company”) dated April 25, 2002 (the “Employment Agreement”), pursuant to which you have been employed in an executive capacity. The Company hereby exercises its option to extend the term of the Employment Agreement for two (2) years, commencing July 1, 2004 and continuing through and including June 30, 2006. All references to either the Company or Universal in the Employment Agreement shall hereinafter refer to VUE.

Please acknowledge receipt of this notice by signing the attached copy and returning it to VUE. The original is for your records.

Very truly yours,

VIVENDI UNIVERSAL ENTERTAINMENT LLLP

By	/s/ Crystal E. Wright

RECEIPT ACKNOWLEDGED:

/s/ James Hightower
JAMES HIGHTOWER

Date

OP0875

Note: Option to be delivered to executive by 01/02/04.